SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 4, 2003

                              LIFECELL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

      Delaware                     01-19890                     76-0172936
  (State Or Other                (Commission                  (IRS Employer
   Jurisdiction Of               File Number)               Identification No.)
   Incorporation)

                 One Millenium Way
                 Branchburg, New Jersey                         08876
                 -------------------------------------------------------
     (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code  (908) 947-1100

Item 5.  Other Events and Regulation FD Disclosure.

     On March 4, 2003, LifeCell Corporation disseminated a press release announcing its fourth quarter and fiscal year 2002 financial results. The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1  Press release dated March 4, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LIFECELL CORPORATION

                                           By: /s/ Steven T. Sobieski
                                              --------------------------------
                                              Steven T. Sobieski
                                              Chief Financial Officer

Date:  March 4, 2003